EXHIBIT-10.46

                     AMCON DISTRIBUTING COMPANY
                     2007 OMNIBUS INCENTIVE PLAN

                  RESTRICTED STOCK AWARD AGREEMENT


Date of Grant: ----------, 20--

Number of Restricted Shares Granted: -------------------

This Restricted Stock Award Agreement, dated ----------, 20-- (this "Award Agreement"), is made by and between AMCON Distributing Company, a Delaware corporation (the "Company"), and ------------------
("Participant").

                             RECITALS:

A. Effective April 17, 2007, the Company's stockholders approved the AMCON Distributing Company 2007 Omnibus Incentive Plan (the "Plan") pursuant to which the Company may, from time to time, grant Shares of Restricted Stock to eligible Service Providers of the Company.

B. Participant is a Service Provider of the Company or one of its Affiliates and the Company desires to encourage him to own Shares and to give him added incentive to advance the interests of the Company, and desires to grant Participant shares of Restricted Stock of the Company under the terms and conditions established by the Committee.

                            AGREEMENT:

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. INCORPORATION OF PLAN. All provisions of this Award Agreement and the rights of Participant hereunder are subject in all respects to the provisions of the Plan and the powers of the Committee therein provided. Capitalized terms used in this Award Agreement but not defined shall have the meaning set forth in the Plan.

2. GRANT OF RESTRICTED STOCK. Subject to the conditions and restrictions set forth in this Award Agreement and in the Plan, the Company hereby grants to Participant that number of Shares of Restricted Stock identified above opposite the heading "Number of Restricted Shares Granted" (the "Restricted Shares").

3. RESTRICTIONS ON TRANSFER; VESTING DATE. Subject to any exceptions set forth in this Award Agreement or in the Plan, the Restricted Shares or the rights relating thereto may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, prior to the vesting date for such Restricted Shares identified below (the "Vesting Date"). On the Vesting Date, such restriction on transfer shall lapse and the Restricted Shares, if not previously forfeited pursuant to Section 4 below, will become freely transferable under this Award Agreement and the Plan, subject only to such further limitations on transfer, if any, as may exist under applicable law or any other agreement binding upon Participant. Subject to any exceptions listed in this Award Agreement or in the Plan, the Restricted Shares shall become vested in accordance with the schedule set forth below:

            Vesting Date           Percentage of Shares Vested
           --------------         -----------------------------

         ------------, 20--                   ---%
         ------------, 20--                   ---%
         ------------, 20--                   ---%

Notwithstanding the foregoing, (i) the Committee may, in its sole discretion, accelerate the Vesting Date for any or all of the Restricted Shares, if in its judgment the performance of Participant has warranted such acceleration and/or such acceleration is in the best interests of the Company, (ii) if Participant's position as a Service Provider with the Company or any of its Affiliates is terminated by the Company or such Affiliate without Cause or by reason of the Participant's death or Disability, the Vesting Date for all of the Restricted Shares automatically will be accelerated to the date of Participant's termination as a Service Provider, and (iii) if Participant is nominated to be a Director of the Company at any meeting of the Company's stockholders and fails to receive sufficient votes for election as a Director of the Company, the Vesting Date for all of the Restricted Shares automatically will be accelerated to the date of such meeting of the Company's stockholders. For purposes of this Award Agreement, "Cause" shall have the meaning set forth in
Section 2.1 of Plan.

4. FORFEITURE PRIOR TO VESTING. If Participant's position as a Service Provider with the Company or any of its Affiliates is terminated by the Company or any such Affiliate for Cause prior to the Vesting Date for one or more of the Restricted Shares, Participant will thereupon immediately forfeit any and all unvested Restricted Shares, and the full ownership of such Restricted Shares and rights will revert to the Company. Upon such forfeiture, Participant shall have no further rights under this Award Agreement. If the Participant voluntarily terminates his position as a Service Provider with the Company prior to the Vesting Date for one or more of the Restricted Shares, Participant will thereupon immediately forfeit any and all unvested Restricted Shares, and the full ownership of such Restricted Shares and rights will revert to the Company.

5. CERTIFICATES. The Restricted Shares are issued to Participant in reliance on the exemption from registration provided in Section 4(2) of the 1933 Act and Regulation D promulgated thereunder. The Restricted Shares shall be issued in the name of Participant or a nominee of Participant as of the date of this Award Agreement. One or more certificates representing the Restricted Shares shall bear a legend substantially similar to the following, and stop transfer instructions may be given to the transfer agent for the Company's Stock that are consistent with such legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES AND SUBJECT TO CERTAIN CONDITIONS UNDER THE AMCON DISTRIBUTING COMPANY 2007 OMNIBUS INCENTIVE PLAN AND THE APPLICABLE RESTRICTED STOCK AWARD AGREEMENT PURSUANT TO WHICH THE SHARES WERE ISSUED. THESE SHARES ARE SUBJECT TO A RISK OF FORFEITURE AND CANNOT BE SOLD, DONATED, TRANSFERRED OR IN ANY OTHER MANNER ENCUMBERED EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH PLAN AND AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF AMCON DISTRIBUTING COMPANY. IN ADDITION, THESE SHARES HAVE BEEN ISSUED ON --------, 20-- PURSUANT TO THE AMCON DISTRIBUTING COMPANY 2007 OMNIBUS INCENTIVE PLAN AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

6. DIVIDENDS AND VOTING. Participant is entitled to (i) receive all dividends, payable in stock, in cash or in kind, or other distributions, declared on or with respect to any Restricted Shares as of a record date that occurs on or after the date of this Award Agreement and before any transfer or forfeiture of the Restricted Shares by Participant, provided that any such dividends paid in cash are to be held in escrow by the Company and, such cash dividends and distributions are to be subject to the same rights, restrictions on transfer and conditions regarding vesting and forfeiture as the Restricted Shares with respect to which such dividends or distributions are paid at the time of payment, and (ii) exercise all voting rights with respect to the Restricted Shares, if the record date for the exercise of such voting rights occurs on or after the date of this Award Agreement and prior to any transfer or forfeiture of such Restricted Shares. In the event of forfeiture by Participant of any or all of the Restricted Shares or any of the equity securities distributed to Participant with respect thereto, Participant shall forfeit all cash dividends held in escrow and relating to the underlying forfeited Restricted Shares and must return to the Company any distributions previously paid to Participant with respect to such Restricted Shares.

7. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

8.  NOTICE OF I.R.C. SECTION 83(b) ELECTION.   If Participant makes an
election under Section 83(b) of the Code, Participant shall promptly notify the Company of such election.

9. AMENDMENT. This Award Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Award Agreement.

10. GOVERNING LAW. The laws of the State of Delaware will govern the interpretation, validity and performance of this Award Agreement regardless of the law that might be applied under principles of conflicts of laws.

11. BINDING EFFECT. A signature of a party to this Award Agreement sent by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party. Except as expressly stated herein to the contrary, this Award Agreement will be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

This Award Agreement has been executed and delivered by the parties hereto.

The Company:                           Participant:

AMCON DISTRIBUTING COMPANY

By:
    ------------------------           ----------------------------
Name:
      ----------------------           ----------------------------
Title:
        --------------------

                                       Address of Participant:

                                       ----------------------------
                                       ----------------------------























                        SCHEDULE OF AWARDS

As of November 7, 2008, awards have been made to directors of AMCON Distributing Company utilizing the foregoing form of Restricted Stock Award Agreement, which awards are summarized below. In the event that any future awards are made utilizing the foregoing form of Restricted Stock Award Agreement, AMCON Distributing Company undertakes to provide disclosure concerning such awards to the extent that it is required to do so under the Securities Exchange Act of 1934, or the rules and regulations thereunder.

                             Restricted                                    Percentage
                               Grant         Shares          Vesting       of Shares
          Name                 Date          Granted          Date          Vesting
----------------------     --------------   ---------       ---------     ------------
Raymond F. Bentele            1/29/2008         1,500        1/29/2009       33-1/3%
                                                            1/29/2010       33-1/3%
                                                            1/29/2011       33-1/3%

Jeremy W. Hobbs              1/29/2008         1,500        1/29/2009       33-1/3%
                                                            1/29/2010       33-1/3%
                                                            1/29/2011       33-1/3%

Stanley Mayer                1/29/2008         1,500        1/29/2009       33-1/3%
                                                            1/29/2010       33-1/3%
                                                            1/29/2011       33-1/3%

John R. Loyack               1/29/2008         1,500        1/29/2009       33-1/3%
                                                            1/29/2010       33-1/3%
                                                            1/29/2011       33-1/3%

Timothy R. Pestotnik         1/29/2008         1,500        1/29/2009       33-1/3%
                                                            1/29/2010       33-1/3%
                                                            1/29/2011       33-1/3%

